Exhibit 25

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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2)   [  ]
                           ---------------------------

                              THE BANK OF NEW YORK

               (Exact name of trustee as specified in its charter)

        New York                                      13-5160382
(State of incorporation                            (I.R.S. employer
if not a U.S. national bank)                       identification no.)

One Wall Street, New York, N.Y.                       10286
(Address of principal executive offices)           (Zip code)

                           ---------------------------

                           ARTESYN TECHNOLOGIES, INC.
               (Exact name of obligor as specified in its charter)

         Florida                                      59-1205269
(State or other jurisdiction of                    (I.R.S. employer
incorporation or organization)                     identification no.)

7900 Glades Road
Suite 500
Boca Raton, Florida                                  33434
(Address of principal executive offices)           (Zip code)

                           ---------------------------

         5.50% Convertible Senior Subordinated Notes due August 15, 2010
                       (Title of the indenture securities)

= = =  =  =  = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = =

1.   GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

     (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

--------------------------------------------------------------------------------
               Name                                         Address
--------------------------------------------------------------------------------

      Superintendent of Banks of the          2 Rector Street, New York, N.Y.
      State of New York                       10006, and Albany, N.Y. 12203

      Federal Reserve Bank of New York        33 Liberty Plaza, New York, N.Y.
                                              10045

      Federal Deposit Insurance Corporation   Washington, D.C.  20429

      New York Clearing House Association     New York, New York   10005


     (B)  WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

     Yes.

2.   AFFILIATIONS WITH OBLIGOR.

     IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

     None.

16.  LIST OF EXHIBITS.

     EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(D).

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

     6.   The  consent of the  Trustee  required  by Section  321(b) of the Act.
          (Exhibit  6  to  Form  T-1  filed  with  Registration   Statement  No.
          33-44051.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE


     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 2nd day of September, 2003.


                                    THE BANK OF NEW YORK


                                    By:   /S/    STACEY POINDEXTER
                                        --------------------------------
                                        Name:    STACEY POINDEXTER
                                        Title:   ASSISTANT TREASURER

                                                                       EXHIBIT 7

--------------------------------------------------------------------------------
                       Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business June 30, 2003, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                            Dollar Amounts
ASSETS                                                        In Thousands
Cash and balances due from depository
  institutions:
  Noninterest-bearing balances and
   currency and coin........................                    $4,257,371
  Interest-bearing balances.................                     6,048,782
Securities:
  Held-to-maturity securities...............                       373,479
  Available-for-sale securities.............                    18,918,169
Federal funds sold in domestic offices......                     6,689,000
Securities purchased under agreements
  to resell.................................                     5,293,789
Loans and lease financing receivables:
  Loans and leases held for sale............                       616,186
  Loans and leases, net of unearned
   income...................................                    38,342,282
  LESS: Allowance for loan and
   lease losses.............................                       819,982
  Loans and leases, net of unearned
   income and allowance.....................                    37,522,300
Trading Assets.............................                      5,741,193
Premises and fixed assets (including
  capitalized leases).......................                       958,273
Other real estate owned.....................                           441
Investments in unconsolidated
  subsidiaries and associated
  companies.................................                       257,626
Customers' liability to this bank on
  acceptances outstanding...................                       159,995
Intangible assets...........................
   Goodwill.................................                     2,554,921
   Other intangible assets..................                       805,938
Other assets................................                     6,285,971
                                                               -----------
Total assets................................                   $96,483,434
                                                               ===========

LIABILITIES
Deposits:
  In domestic offices.......................                   $37,264,787
  Noninterest-bearing.......................                    15,357,289
  Interest-bearing..........................                    21,907,498
  In foreign offices, Edge and
   Agreement subsidiaries, and IBFs.........                    28,018,241
  Noninterest-bearing.......................                     1,026,601
  Interest-bearing..........................                    26,991,640
Federal funds purchased in domestic
  offices...................................                       739,736
Securities sold under agreements to
  repurchase................................                       465,594
Trading liabilities.........................                     2,456,565
Other borrowed money:
  (includes mortgage indebtedness and
  obligations under capitalized
  leases)...................................                     8,994,708
Bank's liability on acceptances
  executed and outstanding..................                       163,277
Subordinated notes and debentures...........                     2,400,000
Other liabilities...........................                     7,446,726
                                                               -----------
Total liabilities...........................                  $87,949,634
                                                              ============

Minority interest in consolidated
  subsidiaries..............................                       519,472

EQUITY CAPITAL
Perpetual preferred stock and related
  surplus...................................                             0
Common stock................................                     1,135,284
Surplus.....................................                     2,056,273
Retained earnings...........................                     4,694,161
Accumulated other comprehensive income......                       128,610
Other equity capital components.............                             0
--------------------------------------------------------------------------
Total equity capital........................                     8,014,328
                                                              ------------
Total liabilities minority interest
  and equity capital........................                   $96,483,434
                                                               ===========

     I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.


                                                       Thomas J. Mastro,
                                   Senior Vice President and Comptroller

     We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

_______________________
                      |
Thomas A. Renyi       |
Gerald L. Hassell     |                      Directors
Alan R. Griffith      |
______________________|

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